QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MDU COMMUNICATIONS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MDU COMMUNICATIONS INTERNATIONAL, INC.
60-D Commerce Way
Totowa, New Jersey 07512

March 26, 2002

Dear Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders of MDU Communications International, Inc. (the "Company"). The Annual Meeting will be held Thursday, May 9, 2002 at 9:00 am (Eastern Time) at the Company's home office, 60-D Commerce Way, Totowa, New Jersey.

        The actions expected to be taken at the Annual Meeting are described in detail in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. At the meeting, we will also report on the Company's operations and respond to questions.

        Included with the Proxy Statement is a copy of the Company's Annual Report for the fiscal year 2001, which we encourage you to read. It includes information on the Company's operations, markets and services, as well as the Company's audited financial statements.

        Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. Many of you will also be able to vote via telephone or the Internet. Returning the proxy, or voting via telephone or Internet, does NOT deprive you of your right to attend the meeting or to vote your shares in person for the matters acted upon at the meeting. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

        We look forward to seeing you at the Annual Meeting.

Sincerely,
Sheldon B. Nelson Chairman of the Board and Chief Executive Officer

MDU COMMUNICATIONS INTERNATIONAL, INC.
60-D Commerce Way
Totowa, New Jersey 07512

Notice of Annual Meeting of Stockholders
To Be Held May 9, 2002

        MDU Communications International, Inc. (the "Company") will hold its Annual Meeting of Stockholders at the Company's home office, 60-D Commerce Way, Totowa, New Jersey, Thursday, May 9, 2002 at 9:00 am (Eastern Time). We are holding this meeting:

  •
  To consider and vote upon a proposal to approve the 2001 Employee Stock Purchase Plan;

  •
  To ratify the selection of JH Cohn LLP as the Company's independent public accountants; and

  •
  To transact such other business as may properly come before the meeting.

        Stockholders of record at the close of business on March 12, 2002 are entitled to notice of and to vote at the meeting and any adjournment thereof. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting at the Annual Meeting and, for a period of ten (10) days prior to the Annual Meeting, at the Company's office at 60-D Commerce Way, Totowa, New Jersey. The vote of each stockholder is important. Whether or not you plan to attend the meeting, you are requested to date and sign the enclosed proxy card and return it promptly, or if available to you, vote via telephone or the Internet.

By Order of the Board of Directors,
Bradley D. Holmstrom Corporate Secretary

Totowa, New Jersey
March 26, 2002

MDU Communications International, Inc.
60-D Commerce Way
Totowa, New Jersey 07512

Proxy Statement

INFORMATION REGARDING PROXIES

        This Proxy Statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of MDU Communications International, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Thursday, May 9, 2002 at 9:00 am (Eastern Time), at the Company's home office, 60-D Commerce Way, Totowa, New Jersey and any adjournment thereof. This Proxy Statement, the accompanying proxy and the Company's Annual Report were first mailed to stockholders on or about March 26, 2002. The Company's Annual Report contains the information required by the Securities and Exchange Commission's Rule 14a-3.

        The expenses of solicitation of proxies will be paid by the Company. Solicitation will be by mail. There may be telegraph, telephone or personal solicitations by directors, officers, and employees of the Company, which will be made without paying them additional compensation. The Company will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy materials to the beneficial owners of the shares and will reimburse those brokers and nominees for reasonable out-of-pocket costs incurred in forwarding proxy materials to such beneficial owners.

        If the enclosed proxy is properly executed and returned, it will be voted in accordance with the instructions specified thereon. In the absence of instructions to the contrary, it will be voted (i) for approval of the 2001 Employee Stock Purchase Plan, and (ii) for ratification of the appointment of JH Cohn LLP as the Company's independent public accountants. If other matters come before the Annual Meeting, it will be voted in accordance with the best judgment of the persons named as proxies in the enclosed proxy. Execution of the proxy will not in any way affect a stockholder's right to attend the meeting or prevent voting in person. A proxy may be revoked at any time by delivering written notice to the Secretary of the Company before it is voted.

        All holders of record of Common Stock at the close of business on March 12, 2002, the record date, will be entitled to vote at the Annual Meeting. At the close of business on the record date, the Company had 18,046,320 shares of Common Stock outstanding and entitled to vote. A majority of those shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

CURRENT BOARD OF DIRECTORS

        The Board of Directors is divided into three classes serving staggered three-year terms. The first class consists of one director to serve a term of one year, the second class consisting of two directors to serve a term of two years, and the third class consisting of one director to serve a term of three years. There is currently one vacancy on the Board. Each director will hold office until the first meeting of stockholders immediately following expiration of his term of office and until their successor is elected and qualified or until a director's earlier resignation or removal.

        Robert Dyck's term as a Board member expires as of this Annual Meeting. A replacement for Mr. Dyck has not yet been announced; therefore, voting on new Directors will not occur at this Annual Meeting.

Information About Directors

        The names of the current Directors and the year in which each first became a director of the Company, their principal occupations and certain other information are as follows:

Term Expiring 2002

        Robert Dyck joined the Board of Directors in May 2000. He has been president of WRE Development Ltd. since 1978. WRE Development Ltd. owns, develops and manages residential rental properties throughout the U.S. and Canada. Mr. Dyck is also co-owner of Norquay Management, a residential property management venture. He has overseen the expansion of a property and development portfolio now valued at more than $100 million (cdn). Mr. Dyck has substantial experience in the supervision of new apartment construction, analysis of acquisition opportunities for development and investment purposes and review of new technologies to increase the efficiency of the property portfolio.

Terms Expiring 2003

J.E. (Ted) Boyle joined the Board of Directors in May 2000. From 2001 to present he has been President and CEO of Impulse Media Technologies Inc., an applications service provider to the North American wireless telephone industry. From 1998, Mr. Boyle started up and ran Multivision (Pvt.) Ltd., the wireless cable television licensee in Sri Lanka. From 1996 to 1997, Mr. Boyle was President & CEO of PowerTel TV Inc., a digital wireless cable operator in Ontario, Canada. As founding President and CEO of ExpressVu Inc. (1994-1996), Mr. Boyle was responsible for taking Canada's national direct-to-home satellite service from conception to launch. Prior to 1994, Mr. Boyle held executive positions with TeeComm Electronics, Regional Cablesystems and Canadian Satellite Communications Inc. (Cancom). As Vice-President of Regional Companies at Cancom, and later as Vice President of Market Development at Regional Cablesystems, he led the licensing or acquisition of over 1,000 Canadian and American cable systems.

        Douglas G. Hooper joined the Board of Directors in May 2000. He is currently an acquisitions and finance consultant, who has extensive experience as a venture capitalist and mergers and acquisition specialist in the mineral exploration, industrial processing and software industries. He was President and CEO of Sand River Resources Ltd. from 1995 to 1997. Mr. Hooper was the founder and President of TelSoft Mobile Data Inc. from 1992 to 1995, now Mobile Data Solutions, Inc., a wireless communications software company. In that position, he developed and implemented corporate strategy and was responsible for raising capital, strategic alliances and mergers and acquisitions.

Term Expiring 2004

        Sheldon B. Nelson has served as President, Chief Executive Officer and a director of the Company since November 1998. From 1983 to 1998, he was President of 4-12 Electronics Corporation, a provider of products and services to the Canadian satellite, cable, broadcasting and SMATV industries.

Meetings of the Board of Directors and Committees

        During the fiscal year ended September 30, 2001, there were eight meetings of the Board of Directors. Each director attended at least 75% of the total number of meetings of the Board of Directors and committees on which the director served.

        Current members of the Audit Committee are Sheldon Nelson, J.E. "Ted" Boyle and Douglas G. Hooper. See "Audit Committee Report" for a description of the functions of the Audit Committee. Messrs. Boyle and Hooper are "independent" members of the Audit Committee, as defined by Rule 4200 of the National Association of Securities Dealers. The Board of Directors has not adopted a charter for the audit committee. The Audit Committee met once during the fiscal year ended September 30, 2001, and met in December 2001 for approval and filing of the 10-KSB.

2

        Current members of the Compensation Committee, which was constituted in May 2000, are Sheldon Nelson, Robert Dyck and Douglas G. Hooper. The function of the Compensation Committee is to consider and propose executive compensation policies and submit reports to the Board of Directors recommending compensation to be paid to the Company's executive officers. It also administers the Stock Option Plan and the Employee Stock Purchase Plan. The Compensation Committee met twice during the fiscal year ended September 30, 2001. Mr. Nelson is an officer and director of the Company. Neither Mr. Dyck nor Mr. Hooper is or has been an officer or employee of the Company or any of its subsidiaries. In addition, there are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and directors who serve as executive officers of such entities.

Compensation of Directors

        Each director who is not an employee or consultant of the Company is paid $1,000 (cdn) per month and an attendance fee of $1,000 (cdn), plus out-of-pocket expenses, for each Board or committee meeting attended. During the fiscal year ended September 30, 2001, Messrs. Boyle, Dyck and Hooper each received five-year, fully vested options to purchase 25,000 shares of Common Stock at US$2.50 per share, for a current holding of 50,000 options each. The exercise price of these options was re-priced to $0.60 per share on May 10, 2001, to match the stock option exercise price for employees.

Ownership of Certain Beneficial Owners and Management

        The following table sets forth information with respect to beneficial ownership of the Company's outstanding stock as of March 12, 2002 by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each of the Company's directors; (iii) each executive officer named in the Summary Compensation Table; and (iv) all of the Company's executive officers and directors as a group.

	Shares Beneficially Owned(1)
Name of Beneficial Owner
	Number	Percent
Sheldon B. Nelson(2)	1,475,810	8.2%
Dean Taylor(3)	202,860	1.1%
Patrick J. Cunningham(3)	204,020	1.1%
J.E. (Ted) Boyle(4)	50,000	*
Robert Dyck(4)	50,000	*
Douglas G. Hooper(4)	50,000	*
Directors and Executive Officers (6 persons) as a group(5)	2,032,690	10.4%

*
Less than 1%

(1)
Unless otherwise indicated below, each stockholder listed had sole voting and sole investment power with respect to all shares beneficially owned.

(2)
Includes 709,140 shares held of record by 567780 BC Ltd., a British Columbia corporation wholly owned by The Sheldon Nelson Family Trust whose trustees are Sheldon Nelson and his sister, Nicole Nelson, and 766,670 shares subject to exercisable options.

(3)
Includes shares subject to exercisable options.

(4)
Consists solely of shares subject to exercisable options.

(5)
Includes 1,185,663 shares of common stock and options to purchase 847,027 shares of Common Stock exercisable within 60 days and held beneficially by the executive officers and directors.

3

MANAGEMENT

        The following are the Company's directors and executive officers. For information concerning Common Stock beneficially owned by the directors and executive officers, see above.

Name	Age	Position
Sheldon B. Nelson	40	President, Chief Executive Officer and Director
Dean H. Taylor	37	Vice-President, Business Development, MDU Communications (USA) Inc.
Patrick J. Cunningham	33	Vice President, Operations, MDU Communications (USA) Inc.
J.E. (Ted) Boyle	55	Director
Robert Dyck	44	Director
Douglas G. Hooper	41	Director

        See "Information About Nominees for Election" for biographical information about Messrs. Nelson, Boyle, Dyck and Hooper.

        Dean H. Taylor came to MDU Communications in July 2000 with 15 years of commercial satellite experience and a key understanding of all aspects of the industry, including an intimate knowledge of the corporate relationships and operations of Star Choice Communications. Mr. Taylor has been involved as CEO and President of several Western Canadian corporations, two of which are Satellite Educational Services (SES Corp) and Mr. Satellite Inc., which provided an extensive variety of satellite services, from retail sales to major commercial satellite projects. Clients included Star Choice, ExpressVu, Telesat, Cancom, Wang, Broadcast International, PPV providers, television stations, cable companies and many others.

        Patrick J. Cunningham joined us in March 2000 as Vice President of U.S. Operations. Mr. Cunningham is responsible for the implementation of our business plan and expansion of our operations in the United States. Mr. Cunningham held various positions with SkyView World Media, LLC and its subsidiaries from June 1995 to March 2000, and was a maintenance team leader with Schneider International, Inc. from September 1994 until June 1995.

Significant Employees

        Our significant employees include Messrs. Nelson, Taylor and Cunningham. See above information for biographical information.

Compensation of Executive Officers

        The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to our chief executive officer and other executive officers whose total annual salary and bonuses exceeded $100,000 (the "named executive officers").

4

Summary Compensation Table

		Annual Compensation		Long Term Compensation Awards	All Other Compensation
Name and Principal Position	Fiscal Year	Salary ($US)		Securities Underlying Options (in shares, total)	Bonus	Auto Allow.
Sheldon B. Nelson, President and CEO	2001 2000 1999	$ $ $	143,395 96,356 33,349	800,000 575,000 175,000	$29,656 — —	$ $ $	— 3,569 5,169
Dean H. Taylor, Vice-President Business Development, MDU Communications (USA) Inc.	2001		$103,930	400,000	$84,771		$5,660
Patrick J. Cunningham Vice President Operations, MDU Communications (USA) Inc.	2001		$160,000	300,000	$23,333		$6,000

        The following table provides information with respect to options granted during the last fiscal year to each of the named executive officers.

Options Granted In Fiscal Year 2001

	Individual Grants
	Number of Shares Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price (US) Per Share	Expiration Date
Sheldon B. Nelson	50,000	5.0%	$0.60	09/01/2006
Dean H. Taylor	325,000	29.0%	$0.60	09/01/2006
Patrick J. Cunningham	175,000	16.0%	$0.60	09/01/2006

Management Employment Agreements

        Mr. Nelson, Mr. Cunningham and Mr. Taylor have each entered into a Management Employment Agreement with the Company. The agreements also grant them the right to receive discretionary bonuses and to participate in the Company's incentive stock option plans as determined by the Board of Directors. The agreements require them to maintain all confidential and proprietary information relating to our business in confidence and to not be employed or enter into contracts with persons or entities that compete directly with us during the 12 months following termination of their respective agreements. Each employee may terminate his Agreement at any time by giving us four weeks advance notice and we may terminate any of the Agreements at any time without cause, but we are required to make a termination payment equal to 24 months (Mr. Nelson) or 12 months (Mr. Taylor and Mr. Cunningham) of base salary, plus any unpaid bonuses or other amounts due under the Agreement.

Audit Committee Report

Role of the Audit Committee

        The primary focus of the Audit Committee is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Company's

5

financial reporting process and internal control system; (2) review and appraise the audit efforts of the Company's independent accountants and internal audit department; (3) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and (5) provide an open avenue of communication among the independent accountants, financial and senior management, counsel, the internal audit department and the Board of Directors.

Review of the Company's Audited Financial Statements for the Fiscal Year ended September 30, 2001

        The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended September 30, 2001 with the Company's management. The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent public accountants, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

        The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Deloitte & Touche LLP with that firm. Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001 for filing with the Securities and Exchange Commission.

        The foregoing report was made by the members of the Audit Committee on December 14, 2001.

Sheldon Nelson J.E. (Ted) Boyle Douglas G. Hooper

6

Independent Accountant Fees

        For the past fiscal year ended September 30, 2001, Deloitte & Touche billed the Company $155,149.94 (cdn) for audit fees. The Company did not engage Deloitte & Touche on any other matters.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or advice that no filings were required, during fiscal year 2001 all officers, directors and greater than 10% beneficial owners complied with the Section 16(a) filing requirements.

PROPOSAL I

APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN

        Background.    The Board of Directors adopted the 2001 Employee Stock Purchase Plan ("Plan"), which is designed to qualify as an Employee Stock Purchase Plan under section 423 of the U.S. Internal Revenue Code. In order to qualify, one requirement is that a plan must be approved by the stockholders within one year following its adoption by the Board of Directors. The Plan was adopted by the Board on October 23, 2001 and has not yet been approved by the stockholders. The Plan is set forth in full as Appendix A to this Proxy Statement. As of March 26, 2002 several employees and a majority of management have contributed to the Plan through payroll deduction, but shares of Common Stock have not yet been issued.

        The following is a description of the principal features of the 2001 Employee Stock Purchase Plan:

        Purpose.    The Board believes that implementation of a stock purchase plan is desirable as an effective means of securing to the Company and its stockholders the advantages inherent in stock ownership by eligible officers, executives and employees whose judgment, initiative and efforts are important to the Company for the successful conduct of its business.

        Administration.    The Plan is administered by the Board of Directors or the Compensation Committee consisting of Board members appointed by the Board of Directors. Members of the Compensation Committee serve at the discretion of the Board of Directors and it may increase the size of the committee, appoint additional members, remove members, with or without cause.

        Eligibility.    All Company employees are eligible to participate if they meet the following criteria: (i) their customary employment is greater than 20 hours per week, (ii) they are employed for at least six consecutive months, and (iii) they do not own five percent or more of any class of Company stock. These employees can participate in the Plan and invest in Company common stock from one percent to fifty percent of their net pay, through payroll deduction. In addition, participating employees can invest from one percent to one hundred percent of any Company bonus in Company common stock. Employees are limited to a maximum investment per calendar year of $25,000.

        Implementation.    The Plan is being implemented through overlapping or consecutive offering periods not to exceed 27 months. In these offering periods are purchase periods of three months each, with the exception of the first purchase period being from October 23, 2001 through December 31, 2001. The maximum number of shares of Company common stock reserved under the Purchase Plan is

7

2,000,000 shares. The purchase price per share under the Plan is equal to 85% of the fair market value of a share of Company common stock at the beginning of the purchase period or on the exercise date (the last day in a purchase period) whichever is lower. Funds derived from the employee purchase of Company common stock can be used for general corporate purposes.

        Termination/Amendment of Plan.    The Purchase Plan shall terminate in five years or (i) upon the maximum number of shares being issued, or (ii) sooner terminated per the discretion of the Board of Directors. The Board may also amend the Plan without stockholder approval, except that stockholder approval is required for amendments that (a) increase the number of shares of Common Stock that may be issued under the Plan, (b) materially change the eligibility criteria for participation in the Plan, (c) make any change to the Plan that would cause the Plan to lose its qualification as such under Section 423 of the Internal Revenue Code, or (d) make any other change to the Plan which requires shareholder approval under applicable laws.

U.S. Federal Income Tax Consequences

        The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

(a)
Tax Treatment of the Participant

        Deferral of Tax Consequences Until Sale of Shares.    Participating employees will not recognize income for federal income tax purposes either upon enrollment in the Plan or upon the purchase of shares. All tax consequences are deferred until a participating employee sells the shares, disposes of the shares by gift, or dies. Payroll deductions, however, remain fully taxable as ordinary income at the time the deduction is taken, and there is no deferral of the ordinary income tax assessed on these amounts.

        If shares are held for one year or more after the purchase date and two years or more from the offering date, or if the participant dies while owning the shares, the Participant realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of (a) 15% of the fair market value of the shares on the offering date; or (b) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death, exceeds the purchase price). All additional gain upon the sale of shares is treated as capital gain taxed at a rate that depends on the amount of time the shares are held by the participant. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income, and the participant has a capital loss for the difference between the sale price and the purchase price.

        Disqualifying Dispositions.    A "disqualifying disposition" occurs if shares are sold or are otherwise disposed of, including by way of gift (but not death, bequest or inheritance) within either the one year or the two year holding periods described above. A participant realizes ordinary income at the time of the disqualifying disposition in the amount that the fair market value of the shares at the date of purchase was greater than the purchase price. This amount will constitute ordinary income (not currently subject to withholding) in the year of the disqualifying disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of a sale and the fair market value of the shares at the date of purchase is a capital gain or loss. Ordinary income recognized by a participant upon a disqualifying disposition constitutes taxable compensation, which will be reported on the participant's W-2 form. The ordinary income should not constitute "wages" subject to withholding by the Company.

(b)
Tax Treatment of the Company

        The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Plan only to the extent that the participant recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares, including

8

a transfer to a broker or nominee or into "street name," as a disposition unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, participants will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Plan.

The Board of Directors recommends a vote "FOR" approval of the
2001 Employee Stock Purchase Plan

PROPOSAL II

APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

        Deloitte & Touche LLP has audited the Company's financial statements for the fiscal years ended September 30, 1998 through 2001.

        This year, based upon our decision to move corporate headquarters to Totowa, New Jersey, the Board of Directors has selected JH Cohn LLP as independent public accountants for the Company for the fiscal year ending September 30, 2002. JH Cohn is one of the 25 largest accounting firms in the United States with a professional staff of over 400. JH Cohn's main office is based in the New Jersey area. Although not required to be voted upon by the stockholders, the Board of Directors deems it appropriate for the selection to be submitted for ratification by the stockholders. If the stockholders do not ratify the selection of JH Cohn LLP, the selection of other independent public accountants will be considered by the Board of Directors, although the Board of Directors would not be required to select different independent public accountants for the Company. The Board of Directors retains the power to select another firm as independent public accountants for the Company to replace a firm whose selection was ratified by the stockholders in the event the Board of Directors determines that the best interest of the Company warrants a change of its independent public accountants. A representative of JH Cohn LLP is expected to be available at the Annual Meeting to respond to appropriate questions from shareholders.

        The Company has no previous relationship with JH Cohn LLP and no fees have been previously paid to them.

        Ratification of the selection of JH Cohn LLP requires the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstention and broker non-votes will be counted for purposes of determining whether a quorum is present, and broker non-votes will not be treated as entitled to vote on this matter at the Annual Meeting.

The Board of Directors has approved the appointment of JH Cohn LLP as independent public accountants for the Company for Fiscal Year 2002 and recommends a vote "FOR" approval of the appointment.

PROPOSALS OF STOCKHOLDERS

        The Securities and Exchange Commission has adopted regulations that govern the inclusion in the Company's annual proxy materials of proposals submitted by stockholders that they believe should be voted upon at a meeting of the stockholders. Stockholder proposals for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's Annual Meeting in 2003 must be received by November 28, 2002.

        For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on November 28, 2002 and advises stockholders in next year's proxy statement about the nature of the matter and how

9

management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on November 28, 2002.

OTHER INFORMATION

        The Annual Report of the Company for the fiscal year ended September 30, 2001 was mailed to stockholders prior to or together with the mailing of this Proxy Statement. Stockholders who did not receive a copy of the Annual Report with their Proxy Statement may obtain a copy by writing to or calling:

Bradley D. Holmstrom, Corporate Secretary
MDU Communications International, Inc.
60-D Commerce Way, Totowa, New Jersey 07512
(973) 237-9499

OTHER BUSINESS

        As of the date of this Proxy Statement, management knows of no other business that will be presented for action at the Annual Meeting. If any other business requiring a vote of the stockholders should come before the meeting, the persons named in the enclosed form of proxy will vote or refrain from voting in accordance with their best judgment.

By Order of the Board of Directors,

Bradley D. Holmstrom Corporate Secretary

Totowa, New Jersey
March 26, 2002

10

Appendix A
2001 Employee Stock Purchase Plan

MDU COMMUNICATIONS INTERNATIONAL, INC.

2001 EMPLOYEE STOCK PURCHASE PLAN

        The following constitute the provisions of the 2001 Employee Stock Purchase Plan of MDU Communications International, Inc. (the "Company").

        1.    Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2.    Definitions. As used herein, the following definitions shall apply:

          (a)  "Administrator" means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

          (b)  "Applicable Laws" means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

          (c)  "Board" means the Board of Directors of the Company.

          (d)  "Change in Control" means a change in ownership or control of the Company effected through the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

          (e)  "Code" means the Internal Revenue Code of 1986, as amended.

          (f)    "Common Stock" means the common stock of the Company.

          (g)  "Company" means MDU Communications International, Inc., a Delaware corporation.

          (h)  "Compensation" means an Employee's base salary, overtime, bonus and annual award and other incentive payments from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee's behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

          (i)    "Corporate Transaction" means any of the following transactions:

            (1)  a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

            (2)  the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with complete liquidation or dissolution of the Company;

            (3)  any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

            (4)  acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

          (j)    "Designated Parents or Subsidiaries" means the Parents or Subsidiaries which have been designated by the Administrator from time to time as eligible to participate in the Plan.

          (k)  "Effective Date" means the 23rd day of October, 2001. However, should any Designated Parent or Subsidiary become a participating company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.

          (l)    "Employee" means any individual, including an officer or director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual's employer. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave, for purposes of determining eligibility to participate in the Plan.

          (m)  "Enrollment Date" means the first day of each Offer Period.

          (n)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (o)  "Exercise Date" means the last day of each Purchase Period.

          (p)  "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

            (1)  where there exists a public market for the Common Stock, the Fair Market Value shall be (i) the closing price for a Share on the date of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the NASDAQ National Market, whichever is applicable or (ii) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Over the Counter Bulleting Board on the date of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in such source as the Administrator deems reliable; or

            (2)  in the absence of an established market of the type described in (1), above, for the Common Stock, and subject to (3), below, the Fair Market Value thereof shall be determined by the Administrator in good faith.

          (q)  "Offer Period" means an Offer Period established pursuant to Section 4 hereof.

          (r)  "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (s)  "Participant" means an Employee of the Company or Designated Parent or Subsidiary who is actively participating in the Plan.

          (t)    "Plan" means this 2001 Employee Stock Purchase Plan.

          (u)  "Purchase Period" means a period of three months, commencing on January 1, April 1, July 1 and October 1 of each year and terminating on the next following March 31, June 30, September 30 and December 31, respectively; provided, however, that the first Purchase Period shall commence on the Effective Date and shall end on December 31, 2001.

          (v)  "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock at the beginning of the Purchase Period or on the Exercise Date, whichever is lower.

          (w)  "Reserves" means the sum of the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (x)  "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Eligibility.

          (a)  General. Any individual who is an Employee on a given Enrollment Date shall be eligible to participate in the Plan for the Offer Period commencing with such Enrollment Date.

          (b)  Limitations on Grant and Accrual. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits the Employee's rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

          (c)  Other Limits on Eligibility. Notwithstanding Subsection (a), above, the following Employees shall not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is for not more than 5 months in any calendar year; (iii) Employees who have been employed for fewer than six consecutive calendar months; and (iv) Employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the Plan.

        4.    Offer Periods.

          (a)  The Plan shall be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Section 19 hereof. The maximum duration of an Offer Period shall be twenty-seven (27) months. Initially, the Plan shall be implemented through overlapping Offer Periods of twenty-four (24) months' duration commencing January 1, 2002 (except that the initial Offer Period shall commence on the Effective Date and shall end on December 31, 2001.

          (b)  A Participant shall be granted a separate option for each Offer Period in which he or she participates. The option shall be granted on the Enrollment Date and shall be automatically exercised in successive installments on the Exercise Dates ending within the Offer Period.

          (c)  Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.

        5.    Participation.

          (a)  All Employees eligible to participate in the Plan as of the first Enrollment Date of the Plan shall be eligible to make payroll deductions or a direct payment (up to $5,000) for shares of the Common Stock on the Exercise Date of the first Purchase Period of the initial Offer Period in an amount up to the aggregate Purchase Price for such number of shares of the Common Stock as equals fifty percent (50%) of the Participant's annual salary and one hundred percent (100%) of all bonus and other Compensation that he or she receives during calendar year 2001. Participants shall complete and sign the Subscription Agreement in the form of Exhibit A to this Plan, indicating the amount of payroll deduction and/or direct payment.

          (b)  After the initial Offer Period, an eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan (or such other form (including electronic forms) as determined by the Administrator from time to time) and filing it with the designated payroll office of the Company at least three (3) business days prior to the Enrollment Date for the Offer Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Administrator for all eligible Employees with respect to a given Offer Period. No direct payment for shares shall be permitted after the initial Offer Period.

          (c)  For Offer Periods other than the initial Offer Period, payroll deductions for a Participant shall commence with the first partial or full payroll period beginning on the Enrollment Date and shall end on the last complete payroll period during the Offer Period, unless sooner terminated by the Participant as provided in Section 10.

        6.    Payroll Deductions.

          (a)  At the time a Participant files a subscription agreement, the Participant shall elect to have payroll deductions made during the Offer Period in amounts between one percent (1%) and not exceeding fifty percent (50%) of the Participant's salary and between one percent (1%) and not exceeding one hundred percent (100%) of all bonuses and other Compensation which the Participant receives during the Offer Period.

          (b)  All payroll deductions made for a Participant shall be credited to the Participant's account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

          (c)  A Participant may discontinue participation in the Plan as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Offer Period by completing and filing with the Company a change of status notice in the form of Exhibit B to this Plan (or such other form (including electronic forms) as determined by the Administrator from time to time) authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in the rate of a Participant's payroll deductions shall be effective with the first full payroll period commencing three (3) business days after the Company's receipt of the change of status notice unless the Company elects to process a given change in participation more quickly. A Participant's subscription agreement (as modified by any change of status notice) shall remain in effect for successive Offer Periods unless terminated as provided in Section 10. The Administrator shall be authorized to limit the number of payroll deduction rate changes during any Offer Period.

          (d)  Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant's payroll deductions shall be decreased to 0%. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement, as amended, at the time when permitted under Section 423(b)(8) of the Code and Section 3(b) herein, unless such participation is sooner terminated by the Participant as provided in Section 10.

        7.    Grant of Option. On the Enrollment Date, each Participant shall be granted an option to purchase (at the applicable Purchase Price) such number of shares of the Common Stock in an amount of aggregate Purchase Price as equals up to fifty percent (50%) of the Participant's salary and one hundred percent (100%) of bonus and other Compensation for the period, subject to adjustment as provided in Section 18 hereof; provided that such option shall be subject to the limitations set forth in Sections 3(b), 6 and 12 hereof, subject to adjustment as provided in Section 18 hereof. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the option, to the extent not exercised, shall expire on the last day of the Offer Period.

        8.    Exercise of Option. The Participant's option for the purchase of shares will be exercised automatically on each Exercise Date, by applying the accumulated payroll deductions in the Participant's account to purchase the number of full shares subject to the option by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price, provided, however, that if a Participant is eligible to purchase any shares on the first Exercise Date of the initial Offer Period by direct payment, the Participant's option for the purchase of shares will be exercised to the extent possible by applying the direct payment amount made by the Participant to purchase the number of full shares subject to the option by dividing such direct payment amount by the applicable Purchase Price and, provided, further, in no event may the accumulated payroll deductions and direct payment amounts applied to the purchase of shares on the first Exercise Date of the initial Offer Period exceed the amount specified in Section 5(a). No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the Participant, if the Participant withdraws from the Plan. Any direct payment amounts which are not sufficient to purchase a full share shall be returned to the Participant. Notwithstanding the foregoing, any amount remaining in a Participant's account or any excess direct payment amount following the purchase of shares on the Exercise Date due to the application of Section 423(b)(8) of the Code or Section 7, above, shall be returned to the Participant and shall not be carried over to the next Offer Period or Purchase Period. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by the Participant.

        9.    Delivery. Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as promptly as practicable, of a certificate representing the shares purchased upon exercise of the Participant's option.

        10.  Withdrawal; Termination of Employment.

          (a)  A Participant may not withdraw the payroll deductions credited to the Participant's account and not yet used to exercise the Participant's option under the Plan. A participant may at any time terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the Participant's option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan (or such other form (including electronic forms) as determined by the Administrator from time to time). Upon termination, no further payroll deductions for the purchase of shares will be made during the Offer Period, all of the Participant's payroll deductions credited to the Participant's account will be applied to the exercise of the Participant's option on the next Exercise Date, and after such Exercise Date, such Participant's option for the Offer Period will be automatically terminated. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant delivers to the Company a new subscription agreement.

          (b)  Upon termination of a Participant's employment relationship (as described in Section 2(k)), the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be applied to the purchase of Common Stock on the next Exercise Date. In such a case, no further payroll deductions will be credited to the Participant's account following the Participant's termination of employment and the Participant's option under the Plan will be automatically terminated after the purchase of Common Stock on the next scheduled Exercise Date.

        11.  Interest. No interest shall accrue on the payroll deductions credited to a Participant's account under the Plan.

        12.  Stock.

          (a)  Subject to adjustment upon changes in capitalization of the Company as provided in Section 18, the maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be two million (2,000,000) shares. If the Administrator determines that on a given Exercise Date the number of shares with respect to which options are to be exercised may exceed (x) the number of shares then available for sale under the Plan or (y) the number of shares available for sale under the Plan on the Enrollment Date(s) of one or more of the Offer Periods in which such Exercise Date is to occur, the Administrator may make a pro rata allocation of the shares remaining available for purchase on such Enrollment Dates or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine to be equitable, and shall either continue all Offer Periods then in effect or terminate any one or more Offer Periods then in effect pursuant to Section 19, below.

          (b)  A Participant will have no interest or voting right in shares covered by the Participant's option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

          (c)  Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

        13.  Administration. The Plan shall be administered by the Administrator which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by Applicable Law, be final and binding upon all persons.

        14.  Designation of Beneficiary.

          (a)  Each Participant shall file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b)  Such designation of beneficiary may be changed by the Participant (and the Participant's spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator shall deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Administrator) of the Participant, or if no spouse (or domestic partner) is known to the Administrator, then to the issue of the Participant, such distribution to be made per stirpes (by right of representation), or if no issue are known to the Administrator, then to the heirs at law of the Participant determined in accordance with Section 27.

        15.  Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Administrator may treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.

        16.  Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. The funds allocated to a Participant's account shall remain the property of the Participant but may be commingled with the general funds of the Company.

        17.  Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        18.  Adjustments Upon Changes in Capitalization; Corporate Transactions.

          (a)  Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the Purchase Price, the maximum number of shares that may be purchased in any Offer Period or Purchase Period, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the Reserves and the Purchase Price.

          (b)  Corporate Transactions. In the event of a proposed Corporate Transaction, each option under the Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the Offer Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Corporate Transaction, the Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in Section 10. For purposes of this Subsection, an option granted under the Plan shall be deemed to be assumed if, in connection with the Corporate Transaction, the option is replaced with a comparable option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of option comparability shall be made by the Administrator prior to the Corporate Transaction and its determination shall be final, binding and conclusive on all persons.

        19.  Amendment or Termination.

          (a)  The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that the Plan or any one or more Offer Periods may be terminated by the Administrator on any Exercise Date or by the Administrator establishing a new Exercise Date with respect to any Offer Period and/or any Purchase Period then in progress if the Administrator determines that the termination of the Plan or such one ore more Offer Periods is in the best interests of the Company and its stockholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant without the consent of affected Participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b)  Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the length of Purchase Periods within any Offer Period, determine the length of any future Offer Period, determine whether future Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable and which are consistent with the Plan.

        20.  Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.

        21.  Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws.

        22.  Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of five (5) years unless sooner terminated under Section 19.

        23.  Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

        24.  No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer's right to terminate, or otherwise modify, an employee's employment at any time.

        25.  No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

        26.  Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

        27.  Governing Law. The Plan is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties, except to the extent the internal laws of the State of Delaware are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

        28.  Dispute Resolution. The provisions of this Section 28 (and as restated in the Subscription Agreement) shall be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and the Participant, or their respective successors (the "parties"), shall attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for the District of New Jersey (or should such court lack jurisdiction to hear such action, suit or proceeding, in a New Jersey state court in Passaic County) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 28 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

        29.  Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of share of Common Stock by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

Exhibit A

MDU Communications International, Inc.—2001 Employee Stock Purchase Plan

SUBSCRIPTION AGREEMENT

Effective with the Offer Period beginning on:                            , 2001

1.
Personal Information.

Legal Name (Please Print)	Daytime Telephone

Street Address	Home Telephone

City, State, Country, Zip/Postal

Social Security No.
2.
Eligibility. Any Employee whose customary employment is more than 20 hours per week and more than 5 months per calendar year, who has been an Employee for more than 6 consecutive calendar months and who does not hold (directly or indirectly) five percent (5%) or more of the combined voting power of the Company, a parent or a subsidiary, whether in stock or options to acquire stock is eligible to participate in the MDU Communications International, Inc. 2001 Employee Stock Purchase Plan (the "ESPP"); provided, however, that Employees who are subject to the rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the ESPP are not eligible to participate.

3.
Definitions. Each capitalized term in this Subscription Agreement shall have the meaning set forth in the ESPP.

4.
Subscription. I hereby elect to participate in the ESPP and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the ESPP. I have received a complete copy of the ESPP and a prospectus describing the ESPP and understand that my participation in the ESPP is in all respects subject to the terms of the ESPP. The effectiveness of this Subscription Agreement is dependent on my eligibility to participate in the ESPP.

5.
Payroll Deduction Authorization.

(a)
I hereby authorize payroll deductions from my Compensation during the Offer Period in the percentage specified below (payroll reductions may not exceed 50% of salary and 100% of bonus and other Compensation, subject to the overall limitation of no more than $25,000 per calendar year):

Percentage of Salary to be Deducted:	%
Percentage of Bonus and other Compensation:	%
  (b)
  Direct Payment. As to the Initial Period only, I endorse payment in the following amount, which shall not exceed 50% of salary and 100% of bonus and other Compensation in calendar year 2001 (no more than $25,000):

Direct Payment Amount:	$
6.
ESPP Accounts and Purchase Price. I understand that all payroll deductions will be credited to my account under the ESPP. No additional payments may be made to my account. No interest will be credited on funds held in the account at any time including any refund of the account caused by withdrawal from the ESPP. All payroll deductions shall be accumulated for the purchase of

  Company Common Stock at the applicable Purchase Price determined in accordance with the ESPP.

7.
Withdrawal and Changes in Payroll Deduction. I understand that I may discontinue my participation in the ESPP at any time prior to an Exercise Date as provided in Section 10 of the ESPP, any accumulated payroll deductions will be applied automatically to purchase Company Common Stock. I may increase or decrease the rate of my payroll deductions in whole percentage increments to not less than one percent (1%) on one occasion during any Purchase Period by completing and timely filing a Change of Status Notice. Any increase or decrease will be effective for the full payroll period occurring after three (3) business days from the Company's receipt of the Change of Status Notice.

8.
Perpetual Subscription. I understand that this Subscription Agreement shall remain in effect for successive Offer Periods until I withdraw from participation in the ESPP, or termination of the ESPP.

9.
Taxes. I have reviewed the ESPP prospectus discussion of the federal tax consequences of participation in the ESPP and consulted with tax consultants as I deemed advisable prior to my participation in the ESPP. I hereby agree to notify the Company in writing within fifteen (15) days of any disposition (transfer or sale) of any shares purchased under the ESPP if such disposition occurs within two (2) years of the Enrollment Date (the first day of the Offer Period during which the shares were purchased) or within one (1) year of the Exercise Date (the date I purchased such shares), and I will make adequate provision to the Company for foreign, federal, state or other tax withholding obligations, if any, which arise upon the disposition of the shares. In addition, the Company may withhold from my Compensation any amount necessary to meet applicable tax withholding obligations incident to my participation in the ESPP, including any withholding necessary to make available to the Company any tax deductions or benefits contingent on such withholding.

10.
Dispute Resolution. The provisions of this Section 10 and Section 28 of the ESPP shall be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and I, or our respective successors (the "parties"), shall attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the Company and I agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for the District of New Jersey (or should such court lack jurisdiction to hear such action, suit or proceeding, in a New Jersey state court in Passaic County) and that we shall submit to the jurisdiction of such court. The Company and I irrevocably waive, to the fullest extent permitted by law, any objection we may have to the laying of venue for any such suit, action or proceeding brought in such court. THE COMPANY AND I ALSO EXPRESSLY WAIVE ANY RIGHT WE HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 10 or Section 28 of the ESPP shall for any reason be held invalid or unenforceable, it is the specific intent of the Company and I that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

11.
Designation of Beneficiary. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:

      ☐        I am single                        ☐        I am married

Beneficiary (please print)

Relationship to Beneficiary (if any)

Street Address of Beneficiary

City, State,Country,Zip/Postal

Social Security Number of Beneficiary

12.
Termination of ESPP. I understand that the Company has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, and a termination may be effective as early as an Exercise Date, including the establishment of an alternative date for an Exercise Date within each outstanding Offer Period.

Date:	Employee Signature:

Spouse's signature (if new beneficiary is other than spouse):

Exhibit B

MDU Communications International, Inc.—2001 Employee Stock Purchase Plan

CHANGE OF STATUS NOTICE

Participant Name (Please Print)

Social Security Number

☐	Withdrawal and Purchase of Common Stock:

I hereby withdraw from the MDU Communications International, Inc. 2001 Employee Stock Purchase Plan (the "ESPP") and agree that my option and payroll deduction under the applicable Offer Period will be automatically terminated and all accumulated payroll deductions credited to my account will be applied to the purchase of Common Stock. No further payroll deductions will be made for the purchase of shares in the applicable Offer Period and I shall be eligible to participate in a future Offer Period only by timely delivery to the Company of a new Subscription Agreement.
☐	Change in Payroll Deduction:
I hereby elect to change my rate of payroll deduction under the ESPP as follows:

Percentage of Salary to be Deducted:	%
Percentage of Bonus and other Compensation to be Deducted:	%

An increase or a decrease in payroll deduction will be effective for the first full payroll period commencing no fewer than three (3) business days following the Company's receipt of this notice, unless this change is processed more quickly.
☐	Change of Beneficiary: ☐ I am single ☐ I am married

This change of beneficiary shall terminate my previous beneficiary designation under the ESPP. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:
New Beneficiary (please print)

Relationship to Beneficiary (if any)

Street Address of Beneficiary

City, State,Country, Zip/Postal

Social Security Number of Beneficiary

Date:	Employee Signature:

Spouse's signature (if new beneficiary is other than spouse):

QuickLinks

CURRENT BOARD OF DIRECTORS
Ownership of Certain Beneficial Owners and Management
MANAGEMENT
Options Granted In Fiscal Year 2001
Audit Committee Report
PROPOSAL I APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL II APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSALS OF STOCKHOLDERS
OTHER INFORMATION
OTHER BUSINESS
Appendix A 2001 Employee Stock Purchase Plan
MDU COMMUNICATIONS INTERNATIONAL, INC. 2001 EMPLOYEE STOCK PURCHASE PLAN
Exhibit A MDU Communications International, Inc.—2001 Employee Stock Purchase Plan SUBSCRIPTION AGREEMENT Effective with the Offer Period beginning on: , 2001
Exhibit B MDU Communications International, Inc.—2001 Employee Stock Purchase Plan CHANGE OF STATUS NOTICE